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                                                                   EXHIBIT 10.01


                         AMENDMENT TO CREDIT AGREEMENT

         THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 15, 2000, is entered into by and among:

                  (1) FLEXTRONICS INTERNATIONAL USA, INC., a California corporation, and The DII Group, Inc., a Delaware corporation (together, "Borrowers");

                  (2)  Each of the financial institutions currently listed in
         Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

                  (3) ABN AMRO BANK N.V., as agent for the Lenders (in such capacity, "Agent").

                                    RECITALS

                  A. Borrowers, the Lenders, Agent, Fleet National Bank, as documentation agent for Lenders, Bank of America, National Association and Citicorp USA, Inc., as managing agents, and The Bank of Nova Scotia, as co-agent, are parties to a Credit Agreement dated as of April 3, 2000 (the "Credit Agreement").

                  B. Borrowers have requested the Lenders and Agent to amend the Credit Agreement in certain respects.

                  C. The Lenders executing this Amendment and Agent are willing so to amend the Credit Agreement and to provide such consent upon the terms and subject to the conditions set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers, the Lenders and Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Paragraph 5.02(a) is amended by changing clause (iv) thereof to read in its entirety as follows:

                       (iv) Indebtedness of any Borrower to any other Borrower, FIL or any

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                  Eligible Material Subsidiary or Indebtedness of any Eligible
                  Material Subsidiary to any Borrower, FIL or any other Eligible Material Subsidiary, in each case to the extent otherwise permitted pursuant to Subparagraph 5.02(e) and Subparagraph 5.02(i); and

                  (b) Paragraph 5.02(b) is amended by changing clause (i) thereof to read in its entirety as follows:

                       (i) Liens that secure only Indebtedness which constitutes
                  Permitted Indebtedness under clause (ii), (iii), (iv) or (v) of Subparagraph 5.02(a);

                  (c) Paragraph 5.02(f) is amended by adding a new clause (iii) to read in its entirety as follows:

                       (iii) Either Borrower may pay dividends to or repurchase
                  its capital stock from such Borrower's parent.

         3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of Borrowers set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c)  Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrowers expressly acknowledge in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. EFFECTIVE DATE. The amendments effected by paragraph 2 above shall become effective on June 15, 2000 (the "Effective Date"), subject to receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Required Lenders and their respective counsel:

                  (a) This Amendment duly executed by Borrowers and the Required Lenders; and

                  (b) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in


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the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         6.       MISCELLANEOUS.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature pages follow.]





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         IN WITNESS WHEREOF, Borrowers, Agent and the Lenders executing this
Amendment have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                                   FLEXTRONICS INTERNATIONAL USA, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


BORROWER:                                   THE DII GROUP, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


AGENT:                                      ABN AMRO BANK, N.V.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


LENDERS:                                    ABN AMRO BANK, N.V.,


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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                                            FLEET NATIONAL BANK


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            BANK OF AMERICA, NATIONAL
                                            ASSOCIATION


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            CITICORP USA, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________




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                                            THE BANK OF NOVA SCOTIA


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________





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